EXHIBIT 32.0

            CERTIFICATION OF CHAIRMAN AND PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel J. Dorman, as Chairman and Principal Financial Officer of Sandston Corporation, certify that based upon a review of the Quarterly Report on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Daniel J. Dorman
--------------------

Name:       Daniel J. Dorman
Title:      Chairman and Principal Financial Officer
Date:       August 13, 2004